UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2016

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Anacor Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-34973	25-1854385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 543-7500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2016, Ryan T. Sullivan, the General Counsel and Secretary of Anacor Pharmaceuticals, Inc. (the “Company”), was promoted from Senior Vice President to Executive Vice President.  In connection with Mr. Sullivan’s promotion, his annual base salary was increased to $425,000 and his 2016 cash incentive bonus target under the Company’s cash incentive bonus plan was set at 50% of his annual base salary, in each case, effective as of January 1, 2016.  In addition, on February 3, 2016, Mr. Sullivan received a long-term equity incentive award in respect of his promotion and his grant under the Company’s annual equity award program comprised of 31,623 time-based stock options, 6,250 time-based restricted stock units and 6,250 performance-based restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Graeme Bell
		Name:	Graeme Bell
		Title:	Executive Vice President and
Chief Financial Officer

Date: February 5, 2016